Rule 497(e)

Registration Nos. 333-182308 and 811-22717

FIRST TRUST EXCHANGE-TRADED FUND VI
(the “Trust”)

FIRST TRUST DORSEY WRIGHT INTERNATIONAL FOCUS 5 ETF
(the “Fund”)

SUPPLEMENT TO THE FUND’S PROSPECTUS

DATED MARCH 23, 2020

Notwithstanding anything to the contrary in the Fund’s Prospectus, the Fund’s Index Provider has announced that, due to current market conditions, the March 2020 scheduled rebalance and reconstitution of the Fund’s Index has been postponed. This means that securities will not be bought, sold or reweighted pursuant to the Fund’s stated Index methodology until until the Index Provider resumes normal rebalancing and reconstitution of the Fund’s Index. During this delay, it is possible that the Index and, in turn, the Fund will deviate from its stated Index methodology and therefore experience returns different than those that would have been achieved under a normal rebalance and reconstitution schedule.

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PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND’S PROSPECTUS FOR FUTURE REFERENCE